MANAGER AND FOUNDER
   AQUILA MANAGEMENT CORPORATION
   380 Madison Avenue, Suite 2300
   New York, New York 10017

INVESTMENT SUB-ADVISER
   KPM INVESTMENT MANAGEMENT, INC.
   1600 Broadway, Suite 1100
   Denver, Colorado 80202

BOARD OF TRUSTEES
   Lacy B. Herrmann, Chairman
   Tucker Hart Adams
   Gary C. Cornia
   Diana P. Herrmann
   John C. Lucking
   Anne J. Mills
   J. William Weeks

OFFICERS
   Diana P. Herrmann, President
   James M. McCullough, Senior Vice President
   Emily T. Rae, Vice President
   Rose F. Marotta, Chief Financial Officer
   Joseph P. DiMaggio, Treasurer
   Edward M.W. Hines, Secretary

DISTRIBUTOR
   AQUILA DISTRIBUTORS, INC.
   380 Madison Avenue, Suite 2300
   New York, New York 10017

CUSTODIAN
   BANK ONE TRUST COMPANY, N.A.
   1111 Polaris Parkway
   Columbus, Ohio 43240

TRANSFER AND SHAREHOLDER SERVICING AGENT
   PFPC Inc.
   400 Bellevue Parkway
   Wilmington, Delaware 19809

INDEPENDENT AUDITORS
   KPMG LLP
   757 Third Avenue
   New York, New York 10017

Further information is contained in the Prospectus, which must precede or accompany this report.



ANNUAL
REPORT

DECEMBER 31, 2002

[Logo of Tax-Free Fund of Colorado: a square with silhouettes of two mountains and a rising sun]

                                  TAX-FREE FUND
                                       OF
                                    COLORADO

                          A TAX-FREE INCOME INVESTMENT

[Logo of the Aquila Group of Funds: an eagle's head]

                                   ONE OF THE
                            AQUILASM GROUP OF FUNDS

[Logo of Tax-Free Fund of Colorado: a square with silhouettes of two mountains and a rising sun]

                     SERVING COLORADO INVESTORS FOR 15 YEARS

                            TAX-FREE FUND OF COLORADO

                                  ANNUAL REPORT

                         "CONSISTENT TAX-FREE DIVIDENDS"

                                                               February 14, 2003
Dear Fellow Shareholder:

     If you happen to have read the January "Thought For The Month," you will remember that it, too, talked about consistent tax-free* dividends. We feel it is important to highlight this concept again since it is the very basis of the Fund.

MEETING THE NEEDS OF SHAREHOLDERS

     You probably won't be surprised to learn that a large percentage of shareholders in Tax-Free Fund of Colorado are pre-retirees or retirees who depend on monthly income to meet their living expenses. Thus, Tax-Free Fund of Colorado's objective of providing "as high a level of current income exempt from Colorado state and regular Federal income taxes as is consistent with preservation of capital" is "just what the doctor ordered" for many of our shareholders.

     Since Tax-Free Fund of Colorado's inception in May, 1987, shareholders have been the beneficiaries of dividends that have been paid each and every month. And, since we fully recognize that our shareholders depend on this income, we purposefully arrange to have the number of days for each dividend payment fluctuate only slightly from month to month. In this way, we provide you with as consistent a level of income as possible.

     And, since these dividends are not only consistent, but also tax-free, you and our other shareholders get to utilize the full purchasing power of every dollar earned. (As you know, with a taxable investment, 20% or more of each dividend dollar could be eaten away by state and Federal taxes.) For those shareholders who are on a fixed income, these additional dollars which stay in your own pocket - instead of going toward taxes - could prove to be extremely beneficial to you.

STABILITY OF YOUR CAPITAL

     The other significant need of our shareholders that we meet besides providing consistent tax-free dividends, is managing the Fund so that its share price remains relatively stable.** Following is the year-end share price of Class A shares of Tax-Free Fund of Colorado for the past three years. As you will note, the share price of the Fund did fluctuate somewhat as interest rates changed over the period. However, the total fluctuation over this period was only $0.51, or approximately 5% - a slight variance when compared to other investments you might have made over this same time period.

                      December 31, 2002        $10.82
                      December 31, 2001        $10.32
                      December 31, 2000        $10.31

PORTFOLIO CHARACTERISTICS

     In order to ensure that Tax-Free Fund of Colorado's objective of capital preservation and steady tax-free income is accomplished, the Fund employs very distinct techniques in the construction of the Fund's portfolio.

     To the maximum extent possible, we strive to make certain that there are no "surprises" with any of the securities in the Fund's portfolio. To help limit the degree of uncertainty, our knowledgeable Colorado-based portfolio manager constructs the Fund's portfolio with high quality, intermediate maturity and geographic diversification in mind.

     As we have pointed out before, municipal securities have various credit ratings which attempt to measure the safety that the securities represent. With Tax-Free Fund of Colorado, we specifically limit the credit ratings to those within the TOP FOUR categories - AAA, AA, A, AND BAA. We further ensure that, in general, the majority of securities in the Fund's portfolio are within the top TWO credit grades - AAA AND AA. And, we very carefully monitor the quality characteristics of each investment once it is in the portfolio.

     Another technique we use in the construction of the overall portfolio to help keep a stable share price is a laddering of maturity levels with the various municipal securities that we purchase. As you know, long-term bonds tend to produce a higher return than short-term bonds. However, such longer maturity bonds also experience a higher degree of volatility in their price.

     Therefore, for Tax-Free Fund of Colorado's portfolio, we include both short-term and long-term bonds, so that the overall average of these maturities run at an intermediate level. In this way, we can capture a substantial amount of income available from the bonds, but avoid any undue level of price volatility.

DIVERSIFICATION OF THE PORTFOLIO

     We also employ  diversification in the construction of the Fund's portfolio
- both in terms of project type as well as geographic characteristics. We strive to include in the portfolio securities representing locations throughout Colorado and all types of public purpose projects. In this way, we can assure ourselves that no one project or area of the State can have any significant adverse influence upon your investment in the Fund.

APPRECIATION

     With the stock market being so tumultuous over the past several years, we hope that you and our other shareholders are comforted by the fact that Tax-Free Fund of Colorado is still meeting its objective - just as it has from day one. Your continued confidence in the Fund through your investment is greatly appreciated. We will continually strive to do what is necessary to merit the confidence you have placed in us.

                                   Sincerely,



/s/  Diana P. Herrmann
----------------------
Diana P. Herrmann
President


/s/  Lacy B. Herrmann
---------------------
Lacy B. Herrmann
Chairman of the Board of Trustees

* For certain investors, some dividends may be subject to Federal and state taxes, including the Alternative Minimum Tax (AMT).

** Past performance does not guarantee future stability. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PERFORMANCE REPORT

     The following graph illustrates the value of $10,000 invested in the Class A shares of Tax-Free Fund of Colorado for the 10-year period ended December 31, 2002 as compared with the Lehman Brothers Quality Intermediate Municipal Bond Index and the Consumer Price Index (a cost of living index). The performance of each of the other classes is not shown in the graph but is included in the table below. It should be noted that the Lehman Index does not include any operating expenses nor sales charges and being nationally oriented, does not reflect state specific bond market performance.

[Graphic of a line chart with the following information:]

  Lehman Brothers
Quality Intermediate                         Fund's Class A Shares
Municipal Bond Index             With Sales Charge             Without Sales Charge        Cost of Living Index
--------------------             -----------------             --------------------        --------------------
        $10,000                          $9,600                        $10,000                     $10,000
        $10,990                         $10,652                        $11,093                     $10,275
        $10,690                         $10,258                        $10,683                     $10,550
        $12,164                         $11,608                        $12,089                     $10,817
        $12,683                         $12,080                        $12,580                     $11,177
        $13,612                         $12,936                        $13,472                     $11,367
        $14,428                         $13,565                        $14,127                     $11,550
        $14,471                         $13,439                        $13,996                     $11,860
        $15,719                         $14,554                        $15,157                     $12,262
        $16,586                         $15,217                        $15,847                     $12,452
        $18,118                         $16,673                        $17,364                     $12,748


                                                            AVERAGE ANNUAL TOTAL RETURN
                                                        FOR PERIODS ENDED DECEMBER 31, 2002
                                                    --------------------------------------------
                                                                                         SINCE
                                                    1 YEAR      5 YEARS    10 YEARS    INCEPTION
                                                    ------      -------    --------    ---------
Class A (5/21/87)
   With Sales Charge.............................    4.98%       4.36%       5.24%       6.29%
   Without Sales Charge..........................    9.36%       5.21%       5.67%       6.57%

Class C (4/30/96)
   With CDSC.....................................    7.29%       4.23%        n/a        4.64%
   Without CDSC..................................    8.32%       4.23%        n/a        4.64%

Class Y (4/30/96)
   No Sales Charge...............................    9.50%       5.26%        n/a        5.99%

Lehman Index.....................................    9.23%       5.88%       6.11%       6.71% (Class A)
                                                     9.23%       5.88%        n/a        6.17% (Class C&Y)

Total return figures shown for the Fund reflect any change in price and assume all distributions within the period were invested in additional shares. Returns for Class A shares are calculated with and without the effect of the initial 4% maximum sales charge. Returns for Class C shares are calculated with and without the effect of the 1% contingent deferred sales charge (CDSC), imposed on redemptions made within the first 12 months after purchase. Class Y shares are sold without any sales charge. The rates of return will vary and the principal value of an investment will fluctuate with market conditions. Shares, if redeemed, may be worth more or less than their original cost. A portion of each classes' income may be subject to federal and state income taxes. Past performance is not predictive of future investment results.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

2002 REVIEW

     2002 was another good year for municipal bond investors. The investment performance of municipals was positively driven by a declining interest rate environment, record new issue supply, low inflation and a stable economy.

     Interest rates continued to decline slightly during 2002 without the aggressive easy money policies of the Federal Reserve of the previous year. The 10 year Treasury bond yield declined from 5.02% to 3.97% at the end of the year. Yields on municipal bonds also declined, but not to the same extent as Treasuries. The yield on a 10 year AAA municipal bond dropped from 4.45% at the beginning of the year to 3.82% in December. This smaller decline in interest rates has led to an environment where tax-free rates are much more attractive than taxable returns. Historically tax-free rates have been about 70% to 80% of the yields of similar maturity Treasury securities. At the present time municipal bond yields are trading at levels almost exactly the same as Treasuries and in some cases even higher! This makes the after tax returns of tax-free bonds the best they have been in recent history.

     The low interest rate market of 2002 prompted municipalities to issue a record amount of bonds in 2002. The total volume of newly issued bonds reached $357 billion in the U.S. last year. This large amount of new supply coupled with continued limited demand from property and casualty insurers prevented tax-free rates from dropping further.

     The national economy appears to have recovered from a short recession in 2001. Consumer spending has remained relatively strong spurred on by the consumers' ability to refinance their mortgages at lower rates, making more cash available to them. Despite their spending behavior, consumers have low confidence about the future of the U.S. economy due to volatile equity markets, uncertain geopolitical events and higher unemployment.

     On a positive note, inflation has remained very low. Consumer prices increased by about 1.6% in 2002 and are forecasted to be only 2% higher in 2003. Producer prices actually declined by about 3% in 2002. This has helped to maintain our low interest rate environment.

     In Colorado, we are also experiencing the effects of a slower economy. The unemployment rate has risen to 5.5% from the record low rates of the 1990s, however, it is not as high as the rate during the 1980s. Construction activity has slowed considerably and it appears that retail sales will be flat to slightly down for 2002. Recently the Colorado state legislature has been struggling with an $850 million shortfall in the state budget. Lower tax revenues of all types have put added pressure on Colorado municipalities to borrow more money. New issuance in Colorado also increased by 15-20% led by school districts and a large slate of refunding issues.

     The investment strategy for Tax-Free Fund of Colorado consisted of increasing the credit quality of our holdings whenever possible, maintaining our intermediate maturity structure and lengthening our call protection for higher coupon bonds. At the end of the year, 97% of the Fund was invested in AAA or AA securities. The average maturity of the Fund remained at 8.8 years and the holdings are broadly diversified throughout the state. The Fund has consistently avoided issuers with significant budget or operating problems. The Fund's Class A shares experienced a 9.4% total return in 2002 as a result of dividends and market action.

2003 STRATEGY

     The investment strategy for Tax-Free Fund of Colorado for the coming year can best be described as "wait and see". The Fund is positioned very defensively in terms of shorter maturities and very high credit quality. Given the economic uncertainties at both the state and national levels, we believe it is prudent to limit risk in every way that we can. In the event that interest rates begin to rise, our shorter maturity, higher coupon securities will hold their value better as investors look to that type of structure to protect their portfolios.

     The high credit quality of the bonds in the Fund will also protect our shareholders' investments in the event of a prolonged period of economic stagnation in the state. We intend to maintain this flexible position until such time that the market provides us an opportunity to invest in higher yielding securities. In the meantime, we will use our advantageous position as a locally-based portfolio manager to monitor closely the financial health of the municipalities in Colorado. Our goal is to provide consistency to our stable share value and an above-average double-exempt income for our shareholders.

PRIVACY NOTICE (UNAUDITED)

OUR PRIVACY POLICY. In providing services to you as an individual who owns or is considering investing in shares of a fund of the Aquila(SM) Group of Funds, we collect certain nonpublic personal information about you. Our policy is to keep this information strictly safeguarded and confidential, and to use or disclose it only as necessary to provide services to you or as otherwise permitted by law. Our privacy policy applies equally to former shareholders and persons who inquire about a fund.

INFORMATION WE COLLECT. "Nonpublic personal information" is personally identifiable financial information about you as an individual or your family. The kinds of nonpublic personal information we have about you may include the information you provide us on your share purchase application or in telephone calls or correspondence with us, and information about your fund transactions and holdings, how you voted your shares and the account where your shares are held.

INFORMATION WE DISCLOSE. We disclose nonpublic personal information about you to companies that provide necessary services to your fund, such as the fund's transfer agent, distributor, investment adviser or sub-adviser and to our affiliates, as permitted or required by law, or as authorized by you. We also may disclose this information to another fund of the Aquila(SM) Group of Funds or its distributor, or to the broker-dealer that holds your fund shares, under agreements that permit them to use the information only to provide you information about your fund, other funds in the Aquila(SM) Group of Funds or new services we are offering which may be of interest to you. Any other use is strictly prohibited. We do not sell information about you or any of our fund shareholders to anyone.

HOW WE SAFEGUARD YOUR INFORMATION. We restrict access to nonpublic personal information about you to only those persons who need it to provide services to you or who are permitted by law to receive it. We maintain physical, electronic and procedural safeguards to protect the confidentiality of all nonpublic personal information we have about you.

If you have any questions regarding our Privacy Policy, please contact us at 1-800-437-1020.

[Logo of KPMG LLP: four solid rectangles with the letters KPMG in front of them]

                          INDEPENDENT AUDITORS' REPORT

To the Board of Trustees and Shareholders of Tax-Free Fund of Colorado:

     We have audited the accompanying statement of assets and liabilities of Tax-Free Fund of Colorado, including the statement of investments, as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tax-Free Fund of Colorado as of December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/  KPMG LLP
-------------
New York, New York
February 7, 2003

                            TAX-FREE FUND OF COLORADO
                            STATEMENT OF INVESTMENTS
                                DECEMBER 31, 2002

                                                                              RATING
     FACE                                                                     MOODY'S/
    AMOUNT        GENERAL OBLIGATION BONDS (36.6%)                              S&P             VALUE
---------------   -------------------------------------------------------    ----------     -------------
                  CITY & COUNTY (2.5%)
                  -------------------------------------------------------
                  Denver Colorado City & County Excise Tax Revenue
$     2,260,000      5.00%, 09/01/12 FSA Insured.........................     Aaa/AAA       $   2,483,175
      1,000,000      5.00%, 09/01/11 FSA Insured.........................     Aaa/AAA           1,106,250
                  Denver Colorado City and County Art Museum
      2,000,000      5.00%, 08/01/15.....................................     Aa1/AA+           2,147,500
                                                                                            -------------
                                                                                                5,736,925
                                                                                            -------------
                  METROPOLITAN DISTRICT (7.6%)
                  -------------------------------------------------------
                  Castle Pines Metropolitan District
      1,060,000      5.50%, 12/01/07 FSA Insured.........................     Aaa/AAA           1,211,050
                  Foothills Park & Recreational District
      1,310,000      5.00%, 12/01/12 FSA Insured.........................     Aaa/NR            1,449,187
      1,325,000      5.00%, 12/01/13 FSA Insured.........................     Aaa/NR            1,454,188
      1,850,000      5.00%, 12/01/17 MBIA Insured........................     Aaa/NR            1,967,937
                  Highlands Ranch Metropolitan District #1, Refunding
      1,530,000      6.25%, 09/01/06 MBIA Insured........................     Aaa/AAA           1,540,878
      1,000,000      5.75%, 09/01/08 AMBAC Insured.......................     Aaa/AAA           1,155,000
      1,730,000      5.75%, 09/01/09 AMBAC Insured.......................     Aaa/AAA           2,011,125
                  Highlands Ranch Metropolitan District #4
      1,000,000      5.80%, 12/01/07 LOC: Swiss Bank, Pre-Refunded.......     Aaa/NR            1,125,000
                  Interstate South Metropolitan District
      2,165,000      5.75%, 12/01/09 LOC: US Bank........................     NR/AA-            2,294,900
                  South Suburban Park & Recreational District
      1,365,000      5.125%, 12/15/09 FGIC Insured.......................     Aaa/AAA           1,518,562
                  Westglenn Metropolitan District Colorado
      1,000,000      6.25%, 12/01/08 Pre-Refunded........................      NR/A+            1,068,750
                  Westglenn Metropolitan District Colorado Jefferson
                     County Refunding
        865,000      5.65%, 12/01/04 ETM.................................      NR/A+              899,297
                                                                                            -------------
                                                                                               17,695,874
                                                                                            -------------
                  SCHOOL DISTRICTS (26.5%)
                  -------------------------------------------------------
                  Adams County School District #12
      1,255,000      5.625%, 12/15/08 FGIC Insured.......................     Aaa/AAA           1,433,837
      2,000,000      5.00%, 12/15/12, MBIA Insured.......................     Aaa/NR            2,215,000
                  Adams County School District #14
      1,275,000      5.75%, 12/01/08 FSA Insured.........................     Aaa/AAA           1,463,063
                  Arapahoe County Cherry Creek School District #5
      1,000,000      5.50%, 12/15/08.....................................     Aa1/AA            1,147,500
      2,760,000      5.50%, 12/15/11.....................................     Aa1/AA            3,105,000
      2,750,000      5.50%, 12/15/12.....................................     Aa1/AA            3,090,312
                  Boulder Valley Colorado School District


$     1,215,000      5.50%, 12/01/08 FGIC Insured........................     Aaa/AAA       $   1,380,544
                  Clear Creek Colorado School District
      1,000,000      5.00%, 12/01/16 FSA Insured.........................     Aaa/AAA           1,073,750
                  Denver City & County School District #1
      1,000,000      5.60%, 06/01/08.....................................     Aa3/AA-           1,146,250
                  Douglas & Elbert Counties School District # Re-1,
                     Series 1992
      1,000,000      5.00%, 12/15/10 FGIC Insured........................     Aaa/AAA           1,105,000
      2,000,000      5.25%, 12/15/11 FGIC Insured........................     Aaa/AAA           2,215,000
                  El Paso County Colorado School District #2 Harrison
      1,000,000      5.00%, 12/01/15, MBIA Insured.......................     Aaa/NR            1,082,500
                  El Paso County School District #11
      1,330,000      6.25%, 12/01/08.....................................     Aa3/AA-           1,582,700
                  El Paso County School District #20
      1,000,000      6.15%, 12/15/08 MBIA Insured........................     Aaa/AAA           1,185,000
      1,500,000      5.00%, 12/15/14 FGIC Insured........................     Aaa/AAA           1,640,625
                  El Paso County School District #38
      1,110,000      5.70%, 12/01/12.....................................     Aa3/NR            1,297,313
                  El Paso County School District #49
      1,500,000      5.50%, 12/01/13 FSA Insured.........................     Aaa/AAA           1,723,125
      1,000,000      5.25%, 12/01/14 FGIC Insured........................     Aaa/AAA           1,110,000
      1,795,000      5.00%, 12/01/15 FSA Insured.........................     Aaa/AAA           1,954,306
                  Garfield County Colorado School District
      1,025,000      5.00%, 12/01/14 FSA Insured.........................     Aaa/NR            1,113,406
      1,250,000      5.00%, 12/01/17 FSA Insured ++......................     Aaa/NR            1,329,687
                  Jefferson County School District # R-1
      3,000,000      5.50%, 12/15/09 FGIC Insured........................     Aaa/AAA           3,435,000
      2,340,000      5.25%, 12/15/11 FGIC Insured........................     Aaa/AAA           2,591,550
      1,000,000      5.50%, 12/15/13 FGIC Insured........................     Aaa/AAA           1,112,500
                  La Plata County Colorado School District #9
      1,500,000      5.00%, 11/01/18 MBIA Insured........................     Aaa/NR            1,586,250
                  Larimer County School District
      2,100,000      5.25%, 12/15/11.....................................     Aa3/AA-           2,294,250
                  Larimer Weld and Boulder County Colorado School
      2,000,000      5.90%, 12/15/05.....................................     A1/AA-            2,165,000
                  Mesa County School District #51
      1,065,000      6.00%, 12/01/06 MBIA Insured........................     Aaa/AAA           1,223,419
      1,000,000      5.20%, 12/01/09 MBIA Insured........................     Aaa/AAA           1,092,500
                  Pueblo County Colorado School District # 71


$     1,040,000      5.50%, 12/01/09 AMBAC Insured.......................     Aaa/AAA       $   1,158,300
      1,000,000      5.00%, 12/01/15 FGIC Insured........................     Aaa/AAA           1,075,000
      3,440,000      5.00%, 12/01/16 FGIC Insured........................     Aaa/AAA           3,672,200
                  Weld & Adams County School District 3J
      1,000,000      5.50%, 12/15/10 AMBAC Insured.......................     Aaa/AAA           1,141,250
      1,385,000      5.25%, 12/01/17 FSA Insured.........................     Aaa/AAA           1,511,381
                  Weld County Colorado School District # 2
      1,315,000      5.00%, 12/01/15 FSA Insured.........................     Aaa/AAA           1,423,487
                  Weld County Colorado School District # 6
      1,195,000      5.00%, 12/01/15 FSA Insured.........................     Aaa/AAA           1,293,588
                  Weld County Colorado School District # 8
      1,115,000      5.00%, 12/01/15 FSA Insured.........................     Aaa/AAA           1,206,987
                                                                                            -------------
                                                                                               61,376,580
                                                                                            -------------
                        Total General Obligation Bonds...................                      84,809,379
                                                                                            -------------

                  REVENUE BONDS (62.1%)
                  -------------------------------------------------------

                  ELECTRIC (2.5%)
                  -------------------------------------------------------
                  Colorado Springs Utilities Revenue
      1,660,000      5.00%, 11/15/17.....................................     Aa2/AA            1,767,900
                  Moffat County Colorado Pollution Control
      2,125,000      5.625%, 11/01/06 AMBAC Insured......................     Aaa/AAA           2,403,906
                  Platte River Power Authority
      1,500,000      6.00%, 06/01/07 MBIA Insured........................     Aaa/AAA           1,734,375
                                                                                            -------------
                                                                                                5,906,181
                                                                                            -------------
                  HIGHER EDUCATION (11.2%)
                  -------------------------------------------------------
                  Boulder County Colorado Dev. Rev.
      1,760,000      5.00%, 09/01/16 MBIA Insured........................     Aaa/AAA           1,883,200
                  City of Aurora Colorado Educational Development
                     Refunding Bonds Series 1994
      1,580,000      6.00%, 10/15/07.....................................     NR/BBB            1,676,775
                  Colorado Educational & Cultural Facility Authority
      2,110,000      5.00%, 07/01/17 AMBAC Insured.......................     Aaa/AAA           2,239,238
                  Colorado Post Secondary Educational Facility
      1,170,000      5.50%, 03/01/08 MBIA Insured........................     Aaa/AAA           1,329,412
                  Colorado Post Secondary Educational Facilities
                     Authority Refunding Colorado Educational and
                     Cultural Facilities Authorities Revenue
      1,865,000      5.38%, 07/01/18 AMBAC Insured.......................     Aaa/AAA           2,037,513
                  Revenue Bonds Series 93

$     1,000,000      5.95%, 03/01/09 AMBAC Insured.......................     A2/AAA        $   1,016,380
                  Colorado State Board of Agriculture Revenue, Fort
                     Lewis College
      1,000,000      6.50%, 10/01/06 FGIC Insured........................     Aaa/AAA           1,003,770
                  Colorado State Board of Agriculture
      1,000,000      5.40%, 04/01/06 MBIA Insured........................     Aaa/AAA           1,018,850
      1,000,000      5.45%, 04/01/08 MBIA Insured........................     Aaa/AAA           1,018,960
                  Colorado State Board of Agriculture Revenue,
                     University of Southern Colorado Auxiliary Facility
      1,000,000      6.25%, 08/01/07 AMBAC Insured.......................     Aaa/AAA           1,003,780
                  University of Colorado Enterprise System
      1,000,000      5.00%, 06/01/11.....................................     Aa3/AA-           1,108,750
                  University of Northern Colorado Auxiliary Facilities
      1,500,000      5.75%, 06/01/07 MBIA Insured, Pre-Refunded..........     Aaa/AAA           1,608,750
      1,745,000      5.75%, 06/01/08 MBIA Insured........................     Aaa/AAA           1,998,025
      1,390,000      5.00%, 06/01/15 AMBAC Insured.......................     Aaa/AAA           1,489,038
                  University of Northern Colorado
      2,325,000      5.00%, 06/01/15 AMBAC Insured.......................     Aaa/AAA           2,508,094
      1,735,000      5.00%, 06/01/16.....................................     Aa3/AA-           1,869,462
      1,000,000      5.25%, 06/01/17 FGIC Insured........................     Aaa/AAA           1,095,000
                                                                                            -------------
                                                                                               25,904,997
                                                                                            -------------
                  HOSPITAL (5.8%)
                  -------------------------------------------------------
                  Colorado Health Facility Authority Hospital Revenue,
                     Catholic Health
      1,000,000      5.375%, 12/01/09....................................     Aa3/AA-           1,090,000
                  Colorado Health Facility Authority Hospital Revenue
                     North Colorado Medical Center
      2,030,000      5.60%, 05/15/05 MBIA Insured........................     Aaa/AAA           2,098,979
                  Colorado Health Facilities Authority Revenue,
                     Refunding, Hospital -B
      1,410,000      5.65%, 10/01/06 MBIA Insured........................     Aaa/AAA           1,524,563
                  Colorado Health Facility Authority Hospital Revenue,
                     Sisters of Charity-Leavenworth
      1,000,000      5.50%, 12/01/08 MBIA Insured........................     Aaa/AAA           1,137,500
      1,500,000      5.25%, 12/01/10 MBIA Insured........................     Aaa/AAA           1,653,750
                  Colorado Health Facility Authority Sisters of Charity
                     Health Care
      1,000,000      6.25%, 05/15/09 AMBAC Insured, ETM..................     Aaa/AAA           1,185,000
                  Colorado Health Facility Community Provider Pooled
                     Loan Revenue


$       455,000      7.20%, 07/15/05 FSA Insured.........................     Aaa/AAA       $     462,335
                  Colorado Springs Hospital Revenue
      1,460,000      5.50%, 12/15/06 MBIA Insured........................     Aaa/AAA           1,626,075
                  Poudre Valley Hospital District, Refunding
      1,000,000      5.375%, 11/15/07....................................     NR/AA-            1,026,300
                  University Colorado Hospital Authority Hospital
                     Revenue
      1,475,000      5.50%, 11/15/07 AMBAC Insured.......................     Aaa/NR            1,675,969
                                                                                            -------------
                                                                                               13,480,471
                                                                                            -------------
                  HOUSING (4.7%)
                  -------------------------------------------------------
                  Adams County Colorado Multi-Family Housing
                     Revenue, Brittany Station Series A
      1,600,000      5.40%, 09/01/25 FNMA Insured........................     NR/AAA            1,712,000
                  Colorado Housing Finance Authority
      1,000,000      5.00%, 08/01/13 Series 2001.........................      A1/A+            1,030,000
      2,275,000      6.05%, 10/01/16 Series 1999A3.......................     Aa2/NR            2,445,625
         75,000      6.125%, 11/01/23 Series 1998D3......................     Aa2/NR               80,813
                  Colorado Housing Finance Authority, SFM
         55,000      6.00%, 12/01/04 Series 1994C........................     Aa2/NR               55,202
        540,000      5.625%, 06/01/10 Series 1995D.......................     Aa2/NR              547,825
        245,000      5.75%, 11/01/10 Series 1996A........................     Aa2/A+              246,203
        365,000      6.25%, 12/01/12 Series 1994C........................     Aa2/NR              366,825
                  Colorado Housing Finance Authority, Single
                     Family Program 2000C3
        505,000      5.70%, 10/01/22.....................................     Aa2/AA              532,775
                  Colorado Housing Finance Authority, Single
                     Family Program Sub. 2000D
        850,000      5.40%, 10/01/12.....................................      A1/A+              903,125
                  Denver Colorado Single Family Mortgage Rev
        700,000      5.00%, 11/01/15 GNMA Insured........................     NR/AAA              721,875
                  Littleton Assisted Living Building Authority, Amity
                     Plaza Project Multi-Family Housing Revenue
                     Bond Series 1994
        735,000      6.10%, 03/01/06.....................................      NR/A+              760,725
                  Snowmass Village Multi-Family Revenue Refunding
      1,500,000      6.30%, 12/15/08 FSA Insured.........................     Aaa/AAA           1,535,625
                                                                                            -------------
                                                                                               10,938,618
                                                                                            -------------
                  LEASE (6.1%)
                  -------------------------------------------------------
                  Aurora Colorado COP

$     2,105,000      5.25%, 12/01/13 AMBAC Insured.......................     Aaa/AAA       $   2,328,656
                  Broomfield Colorado COP
      2,500,000      5.10%, 12/01/12 AMBAC Insured.......................     Aaa/NR            2,756,250
                  Denver Colorado City and County CTFS Partners
      1,835,000      5.00%, 12/01/15.....................................     Aa2/AA            1,974,919
                  El Paso County COP
      1,100,000      5.25%, 12/01/09 MBIA Insured........................     Aaa/AAA           1,251,250
                  El Paso County Colorado CTFS Partners
      1,760,000      5.00%, 12/01/16 AMBAC Insured.......................     Aaa/AAA           1,889,800
                  Lakewood Colorado COP
      1,440,000      5.20%, 12/01/13 AMBAC Insured.......................     Aaa/AAA           1,585,800
                  Northern Colorado Water Conservancy District
      1,000,000      5.00%, 10/01/15 MBIA Insured........................     Aaa/AAA           1,081,250
                  Westminster, Colorado COP
      1,055,000      5.35%, 09/01/11 MBIA Insured........................     Aaa/AAA           1,178,963
                                                                                            -------------
                                                                                               14,046,888
                                                                                            -------------
                  SALES TAX (10.7%)
                  -------------------------------------------------------
                  City of Boulder Colorado
      1,045,000      5.25%, 08/15/10 AMBAC Insured.......................     Aaa/AAA           1,169,094
                  Boulder Colorado Open Space Acquisition
      1,250,000      5.50%, 08/15/12.....................................     Aa1/AA+           1,404,688
                  Boulder County Colorado Open Space & Use Tax
                     Revenue Bonds Series 1994
      1,740,000      5.75%, 12/15/04, FGIC Insured.......................     Aaa/AAA           1,887,900
                  Boulder County Colorado Sales & Use Tax Open
                     Space Series A
      1,000,000      5.45%, 12/15/12 FGIC Insured........................     Aaa/AAA           1,121,250
                  Colorado Springs Colorado Sales & Use Tax Revenue
                     Service Sales
      1,320,000      5.00%, 12/01/12.....................................      A1/AA            1,425,600
                  City & County of Denver Colorado Excise Tax Revenue
      2,000,000      5.375%, 09/01/10 FSA Insured........................     Aaa/AAA           2,257,500
                  Douglas County Colorado Sales & Use Tax Open
                     Space Revenue
      1,780,000      5.50%, 10/15/12 FSA Insured.........................     Aaa/AAA           2,009,175
                  Golden Colorado Sales & Use Tax
      1,265,000      5.00%, 12/01/12 AMBAC Insured +.....................     Aaa/AAA           1,399,406
                  Jefferson County Open Space Sales Tax


$     1,245,000      5.00%, 11/01/11 FGIC Insured........................     Aaa/AAA       $   1,358,606
      1,600,000      5.00%, 11/01/13 AMBAC Insured.......................     Aaa/AAA           1,754,000
      1,080,000      5.00%, 11/01/14 AMBAC Insured.......................     Aaa/AAA           1,171,800
                  Lakewood Colorado Sales & Use Tax Revenue
      1,040,000      5.25%, 12/01/09.....................................      NR/AA            1,180,400
                  Larimer County Colorado Sales Tax Revenue Bond
      1,000,000      5.50%, 12/15/12 AMBAC Insured.......................     Aaa/AAA           1,131,250
                  Longmont Colorado Sales & Use Tax
      1,875,000      5.50%, 11/15/14.....................................      NR/AA            2,090,625
                  Thornton Colorado Sales Tax
      1,000,000      5.00%, 09/01/14 FSA Insured.........................     Aaa/AAA           1,083,750
                  Westminster Colorado Sales Tax Revenue
      1,175,000      5.50%, 12/01/07 FGIC Insured........................     Aaa/AAA           1,342,437
      1,000,000      5.00%, 12/01/17 AMBAC Insured.......................     Aaa/AAA           1,063,470
                                                                                            -------------
                                                                                               24,850,951
                                                                                            -------------
                  TRANSPORTATION (5.6%)
                  -------------------------------------------------------
                  Arapahoe County Colorado E-470 Vehicle
                     Registration Revenue Bonds
      1,000,000      5.45%, 08/31/07 MBIA Insured........................     Aaa/AAA           1,132,500
                  Colorado Dept. of Transportation-Transportation
                     Revenue Anticipation Note
      1,000,000      6.00%, 06/15/13 AMBAC Insured.......................     Aaa/AAA           1,191,250
                  Colorado Department of Transportation Rev
      1,565,000      5.00%, 06/15/15 MBIA Insured........................     Aaa/AAA           1,733,237
                  Northwest Pkwy. Pub. Hwy. Auth. Series A
      2,515,000      5.15%, 06/15/14 AMBAC Insured.......................     Aaa/AAA           2,785,363
                  Regional Transportation District Colorado CTFS
      1,190,000      5.00%, 06/01/15 AMBAC Insured.......................     Aaa/AAA           1,283,713
      1,510,000      4.85%, 06/01/18 AMBAC Insured.......................     Aaa/AAA           1,576,063
                  Regional Transportation District Sales Tax Revenue
      2,000,000      5.00%, 11/01/13 FGIC Insured........................     Aaa/AAA           2,187,500
      1,000,000      5.00%, 11/01/16 FGIC Insured........................     Aaa/AAA           1,060,000
                                                                                            -------------
                                                                                               12,949,626
                                                                                            -------------
                  WATER & SEWER (12.9%)
                  -------------------------------------------------------
                  Boulder Colorado Water & Sewer Revenue
      1,000,000      5.40%, 12/01/14.....................................     Aa2/AA+           1,107,500
                  Broomfield Colorado Water Activity Enterprise


$     1,500,000      5.30%, 12/01/12 MBIA Insured........................     Aaa/NR        $   1,685,625
      1,730,000      5.25%, 12/01/13 MBIA Insured........................     Aaa/NR            1,926,787
      2,190,000      5.00%, 12/01/16 MBIA Insured........................     Aaa/NR            2,351,512
                  Boomfield Colorado Sewer and Waste Water Revenue
      1,000,000      5.00%, 12/01/16 AMBAC Insured.......................     Aaa/NR            1,073,750
                  Centennial Water & Sewer District
      1,750,000      5.80%, 12/01/07 FSA Insured.........................     Aaa/AAA           1,946,875
                  Colorado Clean Water Revenue City of Broomfield Sewer
      1,000,000      5.375%, 09/01/10....................................     Aaa/AAA           1,112,500
      1,985,000      5.00%, 12/01/15 AMBAC Insured.......................     Aaa/NR            2,148,762
                  Colorado Water Conservancy District
      1,570,000      5.50, 6/15/12 MBIA Insured..........................     Aaa/AAA           1,764,288
        215,000      6.00%, 09/01/06.....................................     Aaa/AAA             218,025
      1,000,000      5.50%, 09/01/09.....................................     Aaa/AAA           1,133,750
      1,635,000      5.00%, 09/01/12.....................................     Aaa/AAA           1,810,763
      1,000,000      5.55%, 11/01/13 FGIC Insured........................     Aaa/AAA           1,120,000
                  Denver Colorado City and County Wastewater
      1,560,000      5.00%, 11/01/15 FGIC Insured........................     Aaa/AAA           1,686,750
                  Left Hand Water District, Series 1996
      1,530,000      5.75%, 11/15/08 MBIA Insured........................     Aaa/AAA           1,709,775
                  Metro Wastewater Reclamation District
      1,270,000      5.25%, 04/01/09.....................................     Aa2/AA            1,412,875
                  Northglenn Colorado Water & Sewer
      1,010,000      5.75%, 12/01/06 FSA Insured.........................     Aaa/AAA           1,150,137
                  Pueblo Colorado Board Water Works
      1,000,000      5.50%, 11/01/10 FSA Insured.........................     Aaa/AAA           1,151,250
                  Thornton, Colorado, Refunding
      2,000,000      5.60%, 12/01/06 FSA Insured.........................     Aaa/AAA           2,267,500
                  Westminster Colorado Water & Wastewater Utility
                     Revenue
      1,000,000      5.70%, 12/01/04 AMBAC Insured.......................     Aaa/AAA           1,082,500
                                                                                            -------------
                                                                                               29,860,924
                                                                                            -------------
                  MISCELLANEOUS REVENUE (2.6%)
                  -------------------------------------------------------
                  Denver Colorado City & County Helen Bonfils Project
      2,275,000      5.875%, 12/01/09....................................     NR/AA-            2,570,750
                  South Suburban Park & Recreational District
      1,000,000      6.00%, 11/01/07.....................................     Baa/NR            1,123,750
                  Thornton, Colorado Development Authority
      1,230,000      5.75%, 12/01/06 MBIA Insured........................     Aaa/AAA           1,400,663
                  Westminster, Colorado Golf Course Activity
      1,000,000      5.40%, 12/01/13 Asset Guarantee.....................      NR/AA        $   1,056,250
                                                                                            -------------
                                                                                                6,151,413
                                                                                            -------------
                       Total Revenue Bonds (cost $212,693,096)...........                     144,090,069
                                                                                            -------------

                  SHORT-TERM OBLIGATION (1.3%)
                  -------------------------------------------------------

                  HOSPITAL (1.3%)
                  -------------------------------------------------------
                  Colorado Health Facilities Authority Floating Rate Note
      3,000,000      1.65%, 12/01/32** (cost $3,000,000).................                       3,000,000
                                                                                            -------------

                  Total Investments (cost $215,704,421*).................  100.0%             231,899,448
                  Other assets less liabilities..........................    0.0                 (113,538)
                                                                           ------           -------------
                  Net Assets.............................................  100.0%           $ 231,785,910
                                                                           ======           =============

                  *    See notes 2f and 4.

                  ** The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is the one currently in effect. This rate changesperiodically based on market conditions or a specified market index.

                  + These securities are pledged as collateral for the Trust's when-issued commitments.

                  ++   Security traded on a "when-issued" basis.

                                PORTFOLIO ABBREVIATIONS:

                  AMBAC - American Municipal Bond Assurance Corp.
                  COP   - Certificates of Participation
                  ETM   - Escrowed to Maturity
                  FGIC  - Financial Guaranty Insurance Co.
                  FNMA  - Federal Housing Administration
                  FSA   - Financial Security Assurance
                  GNMA  - Government National Mortgage Association
                  LOC   - Letter of Credit
                  MBIA  - Municipal Bond Investors Assurance Corp.
                  SFM   - Single Family Mortgage

                 See accompanying notes to financial statements.

                            TAX-FREE FUND OF COLORADO
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2002


ASSETS
   Investments at value (cost $215,704,421).............................................    $ 231,899,448
   Interest receivable..................................................................        1,607,669
   Receivable for Fund shares sold......................................................          260,972
   Receivable for investment securities sold............................................           15,070
   Other assets.........................................................................              258
                                                                                            -------------
   Total assets.........................................................................      233,783,417
                                                                                            -------------
LIABILITIES
   Payable for investment securities purchased..........................................        1,295,578
   Payable for Fund shares redeemed.....................................................          274,556
   Dividends payable....................................................................          225,052
   Management fee payable...............................................................           97,029
   Distribution fees payable............................................................           43,818
   Cash overdraft.......................................................................            8,721
   Accrued expenses.....................................................................           52,753
                                                                                            -------------
   Total liabilities....................................................................        1,997,507
                                                                                            -------------
NET ASSETS..............................................................................    $ 231,785,910
                                                                                            =============
   Net Assets consist of:
   Capital Stock - Authorized an unlimited number of shares, par value $.01 per share...    $     214,294
   Additional paid-in capital...........................................................      215,365,265
   Net unrealized appreciation on investments (note 4)..................................       16,195,027
   Accumulated net realized loss on investments.........................................             (146)
   Undistributed net investment income..................................................           11,470
                                                                                            -------------
                                                                                            $ 231,785,910
                                                                                            =============
CLASS A
   Net Assets...........................................................................    $ 215,195,354
                                                                                            =============
   Capital shares outstanding...........................................................       19,895,353
                                                                                            =============
   Net asset value and redemption price per share.......................................    $       10.82
                                                                                            =============
   Offering price per share (100/96 of $10.82 adjusted to nearest cent).................    $       11.27
                                                                                            =============
CLASS C
   Net Assets...........................................................................    $   9,108,584
                                                                                            =============
   Capital shares outstanding...........................................................          843,764
                                                                                            =============
   Net asset value and offering price per share.........................................    $      10.80
                                                                                            =============

   Redemption price per share (*a charge of 1% is imposed on the redemption proceeds of the shares, or on the original price, whichever is lower, if redeemed
      during the first 12 months after purchase)........................................    $       10.80*
                                                                                            =============
CLASS Y
   Net Assets...........................................................................    $   7,481,972
                                                                                            =============
   Capital shares outstanding...........................................................          690,309
                                                                                            =============
   Net asset value, offering and redemption price per share.............................    $       10.84
                                                                                            =============

                 See accompanying notes to financial statements.

                            TAX-FREE FUND OF COLORADO
                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2002



INVESTMENT INCOME:
     Interest income...................................................                      $ 10,061,469

Expenses:
     Management fee (note 3)...........................................      $ 1,052,845
     Distribution and service fees (note 3)............................          150,488
     Transfer and shareholder servicing agent fees.....................          120,883
     Trustees' fees and expenses (note 8)..............................           80,469
     Shareholders' reports and proxy statements........................           50,549
     Legal fees........................................................           41,058
     Audit and accounting fees.........................................           32,301
     Custodian fees....................................................           22,431
     Registration fees and dues........................................           17,747
     Miscellaneous.....................................................           45,388
                                                                             -----------
     Total expenses....................................................        1,614,159

     Expenses paid indirectly (note 6)................................           (13,300)
                                                                             ------------
     Net expenses......................................................                         1,600,859
                                                                                             ------------
     Net investment income.............................................                         8,460,610

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

     Net realized gain (loss) from securities transactions.............          156,615
     Change in unrealized appreciation on investments..................       10,045,867
                                                                             -----------

     Net realized and unrealized gain (loss) on investments............                        10,202,482
                                                                                             ------------
     Net change in net assets resulting from operations................                      $ 18,663,092
                                                                                             ============


                 See accompanying notes to financial statements.

                            TAX-FREE FUND OF COLORADO
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                        YEAR ENDED           YEAR ENDED
                                                                     DECEMBER 31, 2002    DECEMBER 31, 2001
                                                                     -----------------    -----------------
OPERATIONS:
   Net investment income..........................................     $  8,460,610         $  8,135,667
   Net realized gain (loss) from securities transactions..........          156,615              634,581
   Change in unrealized appreciation on investments...............       10,045,867             (419,100)
                                                                       ------------         ------------
      Change in net assets from operations........................       18,663,092            8,351,148
                                                                       ------------         ------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 10):
   Class A Shares:
   Net investment income..........................................       (8,388,584)          (8,214,058)

   Class C Shares:
   Net investment income..........................................         (161,987)             (42,762)

   Class Y Shares:
   Net investment income..........................................         (276,796)            (191,525)
                                                                       ------------         ------------
      Change in net assets from distributions.....................       (8,827,367)          (8,448,345)
                                                                       ------------         ------------
CAPITAL SHARE TRANSACTIONS (NOTE 7):
   Proceeds from shares sold......................................       45,269,037           20,479,314
   Reinvested dividends and distributions.........................        5,281,641            4,938,149
   Cost of shares redeemed........................................      (21,843,527)         (17,206,851)
   Change in net assets from capital share transactions...........       28,707,151            8,210,612
                                                                       ------------         ------------
      Change in net assets........................................       38,542,876            8,113,415

NET ASSETS:
   Beginning of period............................................      193,243,034          185,129,619
                                                                       ------------         ------------
   End of period*.................................................     $231,785,910         $193,243,034
                                                                       ------------         ------------

   * Includes undistributed net investment income of:                  $     11,470         $     11,142
                                                                       ============         ============


                 See accompanying notes to financial statements.

                            TAX-FREE FUND OF COLORADO
                          NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

     Tax-Free Fund of Colorado (the "Fund"), a non-diversified, open-end investment company, was organized in February, 1987 as a Massachusetts business trust and commenced operations on May 21, 1987. The Fund is authorized to issue an unlimited number of shares and, since its inception to April 30, 1996, offered only one class of shares. On that date, the Fund began offering two additional classes of shares, Class C and Class Y shares. All shares outstanding prior to that date were designated as Class A shares and are sold with a front-payment sales charge and bear an annual distribution fee. Class C shares are sold with a level-payment sales charge with no payment at time of purchase but level service and distribution fees from date of purchase through a period of six years thereafter. A contingent deferred sales charge of 1% is assessed to any Class C shareholder who redeems shares of this Class within one year from the date of purchase. Class C Shares, together with a pro-rata portion of all Class C Shares acquired through reinvestment of dividends and other distributions paid in additional Class C Shares, automatically convert to Class A Shares after 6 years. The Class Y shares are only offered to institutions acting for an investor in a fiduciary, advisory, agency, custodian or similar capacity and are not offered directly to retail investors. Class Y shares are sold at net asset value without any sales charge, redemption fees, contingent deferred sales charge or distribution or service fees. On April 30, 1998 the Fund established Class I shares, which are offered and sold only through financial intermediaries and are not offered directly to retail investors. As of the report date, there were no Class I shares outstanding. All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a) PORTFOLIO VALUATION: Municipal securities which have remaining maturities of more than 60 days are valued at fair value each business day based upon information provided by a nationally prominent independent pricing service and periodically verified through other pricing services; in the case of securities for which market quotations are readily available, securities are valued at the mean of bid and asked quotations and, in the case of other securities, at fair value determined under procedures established by and under the general supervision of the Board of Trustees. Securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing their unrealized appreciation or depreciation on the 61st day prior to maturity, if their term to maturity at purchase exceeded 60 days.

b) SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premium and accretion of original issue and market discount.

c) FEDERAL INCOME TAXES: It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

d) ALLOCATION OF EXPENSES: Expenses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are charged directly to such class.

e) USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

f) NEW ACCOUNTING PRONOUNCEMENT: In November 2000, the AICPA issued a revised audit and accounting guide, AUDITS OF INVESTMENT COMPANIES, which is effective for fiscal years beginning after December 15, 2000. The revised Guide requires the Fund to amortize premium and all discounts on all fixed-income securities. The Fund elected to adopt this requirement effective January 1, 2001. This change does not affect the Fund's net asset value, but does change the classification of certain amounts in the statement of operations. The Fund recorded an adjustment to increase the cost of securities and increase accumulated undistributed net investment income by $6,141 to reflect the cumulative effect of this change up to the date of adoption.

3. FEES AND RELATED PARTY TRANSACTIONS

a) MANAGEMENT ARRANGEMENTS:

     Aquila Management Corporation (the "Manager"), the Fund's founder and sponsor, serves as the Manager for the Fund under an Advisory and Administration Agreement with the Fund. The portfolio management of the Fund has been delegated to a Sub-Adviser as described below. Under the Advisory and Administration Agreement, the Manager provides all administrative services to the Fund, other than those relating to the day-to-day portfolio management. The Manager's services include providing the office of the Fund and all related services as well as overseeing the activities of the Sub-Adviser and all the various support organizations to the Fund such as the shareholder servicing agent, custodian, legal counsel, auditors and distributor and additionally maintaining the Fund's accounting books and records. For its services, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.50% on the Fund's net assets.

     KPM Investment Management, Inc. (the "Sub-Adviser"), a wholly-owned subsidiary of KFS Corporation, a member of the nationally oriented Mutual of Omaha Companies, serves as the Investment Sub-Adviser for the Fund under a Sub-Advisory Agreement between the Manager and the Sub-Adviser. Under this agreement, the Sub-Adviser continuously provides, subject to oversight of the Manager and the Board of Trustees of the Fund, the investment program of the Fund and the composition of its portfolio, arranges for the purchases and sales of portfolio securities, and provides for daily pricing of the Fund's portfolio. For its services, the Sub-Adviser is entitled to receive a fee from the Manager which is payable monthly and computed as of the close of business each day at the annual rate of 0.20 of 1% on the Fund's average net assets.

     Specific details as to the effect of the Fund's payments under its Distribution Plan, as described below, on the above management fees and as to the nature and extent of the services provided by the Manager and the Sub-Adviser are more fully defined in the Fund's Prospectus and Statement of Additional Information.

b) DISTRIBUTION AND SERVICE FEES:

     The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 (the "Rule") under the Investment Company Act of 1940. Under one part of the Plan, with respect to Class A Shares, the Fund is authorized to make service fee payments to broker-dealers or others ("Qualified Recipients") selected by Aquila Distributors, Inc. (the "Distributor"), including, but not limited to, any principal underwriter of the Fund, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund's shares or servicing of shareholder accounts. The Fund currently makes payment of this service fee at the annual rate of 0.05% of the Fund's average net assets represented by Class A Shares. The Board of Trustees and shareholders approved an amendment to the Fund's Distribution Plan applicable to Class A Shares which will permit the Fund to make service fee payments at the rate of up to 0.15 of 1% on the entire net assets represented by Class A Shares. For the year ended December 31, 2002, service fees on Class A Shares amounted to $99,469 of which the Distributor retained $4,591.

     Under another part of the Plan, the Fund is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Fund's Class C shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Fund's average net assets represented by Class C Shares and for the year ended December 31, 2002, amounted to $38,264. In addition, under a Shareholder Services Plan, the Fund is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Fund's average net assets represented by Class C Shares and for the year ended December 31, 2002 amounted to $12,755. The total of these payments with respect to Class C Shares amounted to $51,019 of which the Distributor retained $4,474.

     Specific details about the Plans are more fully defined in the Fund's Prospectus and Statement of Additional Information.

     Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Fund's shares. Through agreements between the Distributor and various broker-dealer firms ("dealers"), the Fund's shares are sold primarily through the facilities of these dealers having offices within Colorado, with the bulk of sales commissions inuring to such dealers. For the year ended December 31, 2002, total commissions on sales of Class A Shares amounted to $834,968 of which the Distributor received $110,801.

c) OTHER RELATED PARTY TRANSACTIONS:

     For the year ended December 31, 2002, the Fund accrued legal fees of $41,058 of which $40,468 were allocable to Hollyer Brady Smith & Hines LLP, counsel to the Fund, for legal services in conjunction with the Fund's ongoing operations. The Secretary of the Fund is a Partner of Hollyer Brady Smith & Hines LLP.

4. PURCHASES AND SALES OF SECURITIES

     During the year ended December 31, 2002, purchases of securities and proceeds from the sales of securities aggregated $42,107,207 and $14,364,178, respectively.

     At December 31, 2002, aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $215,692,951 amounted to $16,216,405 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value amounted to $9,908 for a net unrealized appreciation of $16,206,497.

5. PORTFOLIO ORIENTATION

     Since the Fund invests principally and may invest entirely in double tax-free municipal obligations of issuers within Colorado, it is subject to possible risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Colorado and whatever effects these may have upon Colorado issuers' ability to meet their obligations.

6. EXPENSES

     The Fund has negotiated an expense offset arrangement with its custodian wherein it receives credit toward the reduction of custodian fees and other Fund expenses whenever there are uninvested cash balances. The Statement of Operations reflects the total expenses before any offset, the amount of offset and the net expenses. It is the general intention of the Fund to invest, to the extent practicable, some or all of cash balances in income-producing assets rather than leave cash on deposit.

7. CAPITAL SHARE TRANSACTIONS

     Transactions in Capital Shares of the Fund were as follows:


                                                 YEAR ENDED                         YEAR ENDED
                                             DECEMBER 31, 2002                  DECEMBER 31, 2001
                                        ---------------------------        ------------------------------
                                          SHARES          AMOUNT             SHARES            AMOUNT
                                        ----------     ------------        ----------       ------------
CLASS A SHARES:
   Proceeds from shares sold....         2,861,228     $ 30,423,801         1,612,617       $ 16,829,507
   Reinvested distributions.....           486,558        5,156,250           469,129          4,895,264
   Cost of shares redeemed......        (1,582,400)     (16,725,358)       (1,387,127)       (14,460,101)
                                        ----------     ------------        ----------       ------------
      Net change................         1,765,386       18,854,693           694,619          7,264,670
                                        ----------     ------------        ----------       ------------

CLASS C SHARES:
   Proceeds from shares sold....           696,460        7,376,485           112,228          1,178,600
   Reinvested distributions.....            10,218          108,404             2,749             28,650
   Cost of shares redeemed......           (48,328)        (514,095)          (16,670)          (173,808)
                                        ----------     ------------        ----------       ------------
      Net change................           658,350        6,970,794            98,307          1,033,442
                                        ----------     ------------        ----------       ------------

CLASS Y SHARES:
   Proceeds from shares sold....           701,513        7,468,751           235,668          2,471,207
   Reinvested distributions.....             1,591           16,987             1,363             14,235
   Cost of shares redeemed......          (430,013)      (4,604,074)         (247,313)        (2,572,942)
                                        ----------     ------------        ----------       ------------
      Net change................           273,091        2,881,664           (10,282)           (87,500)
                                        ----------     ------------        ----------       ------------

Total transactions in Fund
shares..........................         2,696,827     $ 28,707,151           782,644       $  8,210,612
                                        ==========     ============        ==========       ============

8. TRUSTEES' FEES AND EXPENSES

     During the fiscal year there were seven Trustees, two of whom are affiliated with the Manager and are not paid any trustee fees. Trustees' fees paid during the year were at the annual rate of $7,100 for carrying out their responsibilities and attendance at regularly scheduled Board Meetings. A meeting of the independent trustees is held prior to each quarterly Board Meeting for which each attendee is paid a fee of $100. If additional or special meetings are scheduled for the Fund, separate meeting fees are paid for each such meeting to those Trustees in attendance. The Fund also reimburses the Trustees for expenses such as travel, accomodations, and meals incurred in connection with attendance at regularly scheduled or special Board Meetings and at the Annual Meeting and outreach meetings of Shareholders. For the fiscal year ended December 31, 2002 such reimbursements averaged approximately $5,600 per Trustee.

9. SECURITIES TRADED ON A WHEN-ISSUED BASIS

     The Fund may purchase or sell securities on a when-issued basis. When-issued transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. Beginning on the date the Fund enters into a when-issued transaction, cash or other liquid securities are segregated in the amount of the when-issued transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

10. DISTRIBUTIONS

     The Fund declares dividends daily from net investment income and makes payments monthly in additional shares at the net asset value per share, in cash, or in a combination of both, at the shareholder's option. Net realized capital gains, if any, are distributed annually and are taxable.

     The Fund intends to maintain, to the maximum extent possible, the tax-exempt status of interest payments received from portfolio municipal securities in order to allow dividends paid to shareholders from net investment income to be exempt from regular Federal and State of Colorado income taxes. However, due to differences between financial statement reporting and Federal income tax reporting requirements, distributions made by the Fund may not be the same as the Fund's net investment income, and/or net realized securities gains. In this regard, the Fund credited distributions in excess of net investment income in the amount of $367,085, debited additional paid in capital in the amount of $210,470 and accumulated net realized gain on investments $156,615 at December 31, 2002. This adjustment had no impact on the Fund's aggregate net assets at December 31, 2002. Further, a small portion of the dividends may, under some circumstances, be subject to taxes at ordinary income and/or capital gain rates. For certain shareholders, some dividend income may, under some circumstances, be subject to the alternative minimum tax.

     The tax character of distributions paid by the Fund during its fiscal years ended December 31, 2002 and 2001 is as follows:

     Distributions paid from

                                      Year Ended December 31,
                                       2002          2001
                                     ----------    ----------
     Net tax-exempt income           $8,460,078    $8,130,535
     Ordinary income                    210,674         1,488
     Capital gain                       156,615       316,322
                                     ----------    ----------
                                     $8,827,367    $8,448,345
                                     ==========    ==========

      As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:


     Unrealized appreciation                $16,206,497

                            TAX-FREE FUND OF COLORADO
                              FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                  Class A
                                                                         Year ended December 31,
                                                             --------------------------------------------------
                                                              2002       2001       2000       1999       1998
                                                             ------     ------     ------     ------     ------
Net asset value, beginning of period ..................      $10.32     $10.31     $9.98      $10.63     $10.62
                                                             ------     ------     ------     ------     ------
Income (loss) from investment operations:
   Net investment income+ .............................       0.43       0.45       0.46       0.46       0.47
   Net gain (loss) on securities (both realized
      and unrealized) .................................       0.52       0.02       0.35      (0.55)      0.04
                                                             ------     ------     ------     ------     ------
   Total from investment operations ...................       0.95       0.47       0.81      (0.09)      0.51
                                                             ------     ------     ------     ------     ------
Less distributions (note 10):
   Dividends from net investment income ...............      (0.45)     (0.46)     (0.48)     (0.48)     (0.46)
   Distributions from capital gains ...................         -          -         -        (0.08)     (0.04)
                                                             ------     ------     ------     ------     ------
   Total distributions ................................      (0.45)     (0.46)     (0.48)     (0.56)     (0.50)
                                                             ------     ------     ------     ------     ------
Net asset value, end of period ........................      $10.82     $10.32     $10.31     $9.98      $10.63
                                                             ======     ======     ======     ======     ======

Total return (not reflecting sales charge) ............       9.36%      4.64%      8.30%     (0.84)%     4.92%

Ratios/supplemental data
   Net assets, end of period (in thousands) ...........     $215,195   $187,022   $179,816   $190,698   $208,771
   Ratio of expenses to average net assets ............       0.75%      0.76%      0.78%      0.76%      0.75%
   Ratio of net investment income to average net assets       4.05%      4.27%      4.53%      4.41%      4.47%
   Portfolio turnover rate ............................       6.95%     14.56%     22.45%     13.08%     15.20%

The expense ratios after giving effect to the expense offset for uninvested cash balances were:

   Ratio of expenses to average net assets ............       0.74%      0.75%      0.77%      0.75%      0.73%


-----------
+ Per share amounts have been calculated using the monthly average shares method.

                 See accompanying notes to financial statements.

                            TAX-FREE FUND OF COLORADO
                        FINANCIAL HIGHLIGHTS (CONTINUED)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                             Class C
                                                     ------------------------------------------------------------
                                                                       Year Ended December 31,
                                                     ------------------------------------------------------------
                                                      2002          2001        2000           1999         1998
                                                     ------        ------      ------         ------       ------
Net asset value, beginning of period .......         $10.30        $10.29      $9.97          $10.61       $10.60
                                                     ------        ------      ------         ------       ------
Income (loss) from investment operations:
   Net investment income+ ..................          0.31          0.34        0.37           0.36         0.37
   Net gain (loss) on securities (both
      realized and unrealized) .............          0.53          0.03        0.33          (0.54)        0.04
                                                     ------        ------      ------         ------       ------
   Total from investment operations ........          0.84          0.37        0.70          (0.18)        0.41
                                                     ------        ------      ------         ------       ------
Less distributions (note 10):
   Dividends from net investment income ....          (0.34)        (0.36)      (0.38)        (0.38)       (0.36)
   Distributions from capital gains ........            -             -           -           (0.08)       (0.04)
                                                     ------        ------      ------         ------       ------
   Total distributions .....................          (0.34)        (0.36)      (0.38)        (0.46)       (0.40)
                                                     ------        ------      ------         ------       ------
Net asset value, end of period .............         $10.80        $10.30      $10.29         $9.97        $10.61
                                                     ======        ======      ======         ======       ======
Total return (not reflecting sales charge) .          8.32%         3.64%       7.18%         (1.70)%       3.92%
Ratios/supplemental data
   Net assets, end of period (in thousands)          $9,109        $1,909        $897         $1,932       $1,328
   Ratio of expenses to average net assets .          1.68%         1.69%       1.73%          1.70%        1.69%
   Ratio of net investment income to average
     net assets ............................          2.99%         3.25%       3.60%          3.44%        3.50%
   Portfolio turnover rate .................          6.95%        14.56%      22.45%         13.08%       15.20%

The expense ratios after giving effect to the expense
 offset for uninvested cash balances were:
   Ratio of expenses to average net assets .          1.67%         1.68%       1.72%          1.69%        1.68%

                                                                                  Class Y
                                                        --------------------------------------------------------------
                                                                          Year Ended December 31,
                                                        --------------------------------------------------------------
                                                         2002          2001          2000          1999          1998
                                                        ------        ------        ------        ------        ------
Net asset value, beginning of period .........          $10.33        $10.33        $10.00        $10.65        $10.64
                                                        ------        ------        ------        ------        ------
Income (loss) from investment operations:
   Net investment income+ ....................           0.44          0.45          0.46          0.46          0.48
   Net gain (loss) on securities (both
      realized and unrealized) ...............           0.52          0.02          0.35         (0.54)         0.04
                                                        ------        ------        ------        ------        ------
   Total from investment operations ..........           0.96          0.47          0.81         (0.08)         0.52
                                                        ------        ------        ------        ------        ------
Less distributions (note 10):
   Dividends from net investment income ......          (0.45)        (0.47)        (0.48)        (0.49)        (0.47)
   Distributions from capital gains ..........            -             -             -           (0.08)        (0.04)
                                                        ------        ------        ------        ------        ------
   Total distributions .......................          (0.45)        (0.47)        (0.48)        (0.57)        (0.51)
                                                        ------        ------        ------        ------        ------
Net asset value, end of period ...............          $10.84        $10.33        $10.33        $10.00        $10.65
                                                        ======        ======        ======        ======        ======
Total return (not reflecting sales charge) ...           9.50%         4.59%         8.36%        (0.79)%        4.97%
Ratios/supplemental data
   Net assets, end of period (in thousands)             $7,482        $4,312        $4,417        $5,416        $7,047
   Ratio of expenses to average net assets ...           0.69%         0.71%         0.73%         0.71%         0.69%
   Ratio of net investment income to average
      net assets .............................           4.07%         4.32%         4.58%         4.45%         4.50%
   Portfolio turnover rate ...................           6.95%        14.56%        22.45%        13.08%        15.20%

The expense ratios after giving effect to the expense offset for uninvested cash balances were:

   Ratio of expenses to average net assets ...           0.69%         0.70%         0.72%         0.70%         0.68%

-------------

+ Per share amounts have been calculated using the monthly average shares method.

                 See accompanying notes to financial statements.

ADDITIONAL INFORMATION (UNAUDITED)

TRUSTEES(1)
AND OFFICERS

                                                                                           NUMBER OF
                         POSITIONS                                                         PORTFOLIOS
                         HELD WITH                                                         IN FUND
NAME,                    FUND AND            PRINCIPAL                                     COMPLEX         OTHER
ADDRESS(2)               LENGTH OF           OCCUPATION(S)                                 OVERSEEN        DIRECTORSHIPS
AND DATE OF BIRTH        SERVICE(3)          DURING PAST 5 YEARS                           BY TRUSTEE      HELD BY TRUSTEE
----------------------   ----------          --------------------                          -----------     ---------------
INTERESTED TRUSTEES(4)
----------------------
Lacy B. Herrmann        Chairman of the      Founder and Chairman of the Board, Aquila         12          Director or trustee,
New York, NY            Board of Trustees    Management Corporation, the sponsoring                        OCC Cash Reserves,
(05/12/29)              since 1987           organization and Manager or Administrator                     Inc., OCC Accumulation
                                             and/or Adviser or Sub-Adviser to each fund of                 Trust, Oppenheimer
                                             the Aquila(SM) Group of Funds(5) and Founder,                 Quest Value Funds
                                             Chairman of the Board of Trustees and                         Group, Oppenheimer
                                             (currently or until 1998) President of each                   Small Cap Value Fund,
                                             since its establishment, beginning in 1984;                   Oppenheimer Midcap
                                             Director of the Distributor since 1981 and                    Fund, and Oppenheimer
                                             formerly Vice President or Secretary,                         Rochester Group of Funds.
                                             1981-1998; President and a Director, STCM
                                             Management Company, Inc., sponsor and
                                             investment adviser to Capital Cash Management
                                             Trust since 1973; Trustee Emeritus, Brown
                                             University and active in university, school
                                             and charitable organizations.

Diana P. Herrmann       Trustee since        President and Chief Operating Officer of the       7          None
 New York, NY           2000 and             Manager since 1997, a Director since 1984,
(02/25/58)              President since      Secretary since 1986 and previously its
                        1999                 Executive Vice President, Senior Vice
                                             President or Vice President, 1986-1997;
                                             President, Senior Vice President or Executive
                                             Vice President of funds in the Aquila(SM) Group
                                             of Funds since 1986; Director of the
                                             Distributor since 1997; trustee, Reserve
                                             Money-Market Funds, 1999-2000 and Reserve
                                             Private Equity Series, 1998-2000; active in
                                             mutual fund and trade organizations and in
                                             charitable and volunteer organizations.

NON-INTERESTED TRUSTEES
-----------------------
Tucker Hart Adams       Trustee since        President, The Adams Group, Inc., an economic      2          Director, Touch America,
Colorado Springs, CO    1989                 consulting firm, since 1989; formerly Chief                   Colorado Health
(01/11/38)                                   Economist, United Banks of Colorado;                          Facilities Authority,
                                             currently or formerly active with numerous                    Avista Laboratories,
                                             professional and community organizations.                     Inc. and Mortgage
                                                                                                           Analysis Computer Corp.



Gary C. Cornia          Trustee since        President, the National Tax Association;          4           None
Orem, UT                2000                 Professor and Chair of the Executive
(06/24/48)                                   Committee, the International Center for Land
                                             Policy Studies and Training Institute,
                                             Taipei, Taiwan; formerly Associate Dean,
                                             Marriott School of Management, Brigham Young
                                             University, 1991-2000; Chair, Utah Governor's
                                             Tax Review Committee since 1993; Faculty
                                             Associate, the Land Reform Training
                                             Institute, Taipei, Taiwan and The Lincoln
                                             Institute of Land Policy, Cambridge,
                                             Massachusetts.

John C. Lucking         Trustee since        President, Econ-Linc, an economic consulting      2           Director, Sanu Resources
Phoenix, AZ             2000                 firm, since 1995; formerly Consulting
(05/20/43)                                   Economist, Bank One Arizona and Chief
                                             Economist, Valley National Bank; member,
                                             Arizona's Joint Legislative Budget Committee
                                             Economic Advisory Panel and the Western Blue
                                             Chip Economic Forecast Panel; director,
                                             Northern Arizona University Investment
                                             Committee since 1997; member, various
                                             historical, civic and economic associations.

Anne J. Mills           Trustee since        President, Loring Consulting Company since        5           None
Castle Rock, CO         1987                 2001; Vice President for Business Affairs,
(12/23/38)                                   Ottawa University, 1992-2001; IBM
                                             Corporation, 1965-1991; Budget Review
                                             Officer, the American Baptist Churches/USA,
                                             1994-1997; director, the American Baptist
                                             Foundation since 1985 and Trustee Emerita,
                                             Brown University.

J. William Weeks        Trustee since        Retired; limited partner and investor in          3           None
Palm Beach, FL          1995                 various real estate partnerships since 1988;
(06/22/27)                                   formerly Senior Vice President or Vice
                                             President of the Aquila Bond Funds; and Vice
                                             President of the Distributor.

OFFICERS

James M. McCullough     Senior Vice          Senior Vice President or Vice President of        N/A         N/A
Portland, OR            President since      Aquila Rocky Mountain Equity Fund and four
(06/11/45)              1999                 Aquila Bond Funds; Senior Vice President of
                                             the Distributor since 2000; Director of Fixed
                                             Income Institutional Sales, CIBC Oppenheimer
                                             & Co. Inc., Seattle, WA, 1995-1999.


Jerry G. McGrew         Senior Vice          President of the Distributor since 1998,          N/A         N/A
New York, NY            President since      Registered Principal since 1993, Senior Vice
(06/18/44)              1997                 President, 1997-1998 and Vice President,
                                             1993-1997; Senior Vice President, Aquila
                                             Rocky Mountain Equity Fund and five Aquila
                                             Bond Funds and Vice President, Churchill Cash
                                             Reserves Trust, 1995-2001.

Emily T. Rae            Vice President       Vice President of Aquila Rocky Mountain           N/A         N/A
Aurora, CO              since 2002           Equity Fund and Tax-Free Fund of Colorado
(03/02/74)                                   since 2002; investment analyst, Colorado
                                             State Bank and Trust, 2001-02; financial
                                             analyst, J.P. Morgan, 2000-01, senior
                                             registered associate, Kirkpatrick Pettis,
                                             1998-2000; registered associate, FBS
                                             Investments (now U.S. Bancorp Piper Jaffray),
                                             1997-98.

John T. Volk            Assistant Vice       Marketing representative for the Distributor      N/A         N/A
New York, NY            President since      since 1998; mutual fund services
(04/15/71)              2002                 representative, Prudential Securities,
                                             1996-98.

Rose F. Marotta         Chief Financial      Chief Financial Officer of the Aquila(SM) Group   N/A         N/A
New York, NY            Officer since        of Funds since 1991 and Treasurer, 1981-
(05/08/24)              1991                 1991; Treasurer and Director, STCM Management
                                             Company, Inc., since 1974; Treasurer of the
                                             Manager since 1984 and of the Distributor,
                                             1985-2000.

Joseph P. DiMaggio      Treasurer since      Treasurer of the Aquila(SM) Group of Funds        N/A         N/A
New York, NY            2000                 and the Distributor since 2000; Controller,
(11/06/56)                                   Van Eck Global Funds, 1993-2000.

Edward M. W. Hines      Secretary since      Partner, Hollyer Brady Smith & Hines LLP,         N/A         N/A
New York, NY            1987                 legal counsel to the Fund, since 1989;
(12/16/39)                                   Secretary of the Aquila(SM) Group of Funds.

Robert W. Anderson      Assistant Secretary  Compliance Officer of the Manager since           N/A         N/A
New York, NY            since 2000           1998 and Assistant Secretary of the Aquila(SM)
(08/23/40)                                   Group of Funds since 2000; trustee, Alpha
                                             Strategies Fund since July, 2002; Consultant,
                                             The Wadsworth Group, 1995-1998.


John M. Herndon         Assistant Secretary  Assistant Secretary of the Aquilasm Group of      N/A         N/A
New York, NY            since 1995           Funds since 1995 and Vice President of the
(12/17/39)                                   five Aquila Money-Market Funds since 1990;
                                             Vice President of the Manager since 1990.

Lori A. Vindigni        Money-Market,        Assistant Treasurer of the Aquilasm Group of      N/A         N/A
New York, NY            Bond and Equity      Funds since 2000; Assistant Vice President
(11/02/66)              Funds: Assistant     of the Manager since 1998; Fund Accountant
                        Treasurer since      for the Aquilasm Group of Funds, 1995-1998.
                        2000
----------

(1)  The  Fund's  Statement  of  Additional   Information   includes  additional
information about the Trustees and is available, without charge, upon request by calling 800-437-1020 (toll free).

(2) The mailing address of each Trustee and officer is c/oTax-Free Fund of Colorado, 380 Madison Avenue, New York, NY 10017.

(3) Each Trustee holds office until the next annual meeting of shareholders or until his or her successor is elected and qualifies. The term of office of each officer is one year.

(4) Mr. Herrmann and Ms. Herrmann are interested persons of the Fund, as that term is defined in the 1940 Act, as officers of the Fund and affiliates of both the Manager and the Distributor. Each is also an interested person as a member of the immediate family of the other.

(5) In this material Pacific Capital Cash Assets Trust, Pacific Capital U.S. Government Securities Cash Assets Trust, Pacific Capital Tax-Free Cash Assets Trust and Capital Cash Management Trust, each of which is a money-market fund, are called the "Aquila Money-Market Funds"; Hawaiian Tax-Free Trust, Tax-Free Trust of Arizona, Tax-Free Trust of Oregon, Tax-Free Fund of Colorado, Churchill Tax-Free Fund of Kentucky, Narragansett Insured Tax-Free Income Fund and Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund, are called the "Aquila Bond Funds"; Aquila Rocky Mountain Equity Fund is an equity fund; considered together, these 12 funds are called the "Aquilasm Group of Funds."

FEDERAL TAX STATUS OF DISTRIBUTIONS (UNAUDITED)

     This information is presented in order to comply with a requirement of the Internal Revenue Code AND NO ACTION ON THE PART OF SHAREHOLDERS IS REQUIRED.

     For the calendar year ended December 31, 2002, $8,460,078 of dividends paid by Tax-Free Fund of Colorado, constituting 95.839% of total dividends paid during calendar 2002, were exempt-interest dividends; $156,615 of total dividends paid during calendar 2002, were capital gain dividends and the balance were ordinary dividend income.

     Prior to January 31, 2003, shareholders were mailed IRS Form 1099-DIV which contained information on the status of distributions paid for the 2002 CALENDAR YEAR.